                                                                    EXHIBIT 24.1

                           LIMITED POWER OF ATTORNEY
                                K N ENERGY, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of K N Energy, Inc. a Kansas corporation, does hereby make, constitute and appoint CHARLES W. BATTEY, LARRY D. HALL, E. WAYNE LUNDHAGEN, and WILLIAM S. GARNER, JR., and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to any securities, including Common Stock of said K N Energy, Inc., necessary or appropriate to be registered in connection with the merger of American Oil and Gas Corporation with KNE Acquisition Corporation, and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity of capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1994.

                                                /s/  Stewart A. Bliss
                                                     STEWART A. BLISS

                                                                    EXHIBIT 24.2

                           LIMITED POWER OF ATTORNEY
                                K N ENERGY, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of K N Energy, Inc. a Kansas corporation, does hereby make, constitute and appoint CHARLES W. BATTEY, LARRY D. HALL, E. WAYNE LUNDHAGEN, and WILLIAM S. GARNER, JR., and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to any securities, including Common Stock of said K N Energy, Inc., necessary or appropriate to be registered in connection with the merger of American Oil and Gas Corporation with KNE Acquisition Corporation, and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity of capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1994.

                                               /s/  David W. Burkholder
                                                    DAVID W. BURKHOLDER

                                                                    EXHIBIT 24.3

                           LIMITED POWER OF ATTORNEY
                                K N ENERGY, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of K N Energy, Inc. a Kansas corporation, does hereby make, constitute and appoint CHARLES W. BATTEY, LARRY D. HALL, E. WAYNE LUNDHAGEN, and WILLIAM S. GARNER, JR., and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to any securities, including Common Stock of said K N Energy, Inc., necessary or appropriate to be registered in connection with the merger of American Oil and Gas Corporation with KNE Acquisition Corporation, and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity of capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1994.

                                               /s/  E. Wayne Lundhagen
                                                    E. WAYNE LUNDHAGEN

                                                                    EXHIBIT 24.4

                           LIMITED POWER OF ATTORNEY
                                K N ENERGY, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of K N Energy, Inc. a Kansas corporation, does hereby make, constitute and appoint CHARLES W. BATTEY, LARRY D. HALL, E. WAYNE LUNDHAGEN, and WILLIAM S. GARNER, JR., and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to any securities, including Common Stock of said K N Energy, Inc., necessary or appropriate to be registered in connection with the merger of American Oil and Gas Corporation with KNE Acquisition Corporation, and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity of capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of March, 1994.

                                                 /s/  H. A. True, III
                                                      H. A. TRUE, III

                                                                    EXHIBIT 24.5

                           LIMITED POWER OF ATTORNEY
                                K N ENERGY, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of K N Energy, Inc. a Kansas corporation, does hereby make, constitute and appoint CHARLES W. BATTEY, LARRY D. HALL, E. WAYNE LUNDHAGEN, and WILLIAM S. GARNER, JR., and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to any securities, including Common Stock of said K N Energy, Inc., necessary or appropriate to be registered in connection with the merger of American Oil and Gas Corporation with KNE Acquisition Corporation, and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity of capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1994.

                                                /s/  Jordan L. Haines
                                                     JORDAN L. HAINES

                                                                    EXHIBIT 24.6

                           LIMITED POWER OF ATTORNEY
                                K N ENERGY, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of K N Energy, Inc. a Kansas corporation, does hereby make, constitute and appoint CHARLES W. BATTEY, LARRY D. HALL, E. WAYNE LUNDHAGEN, and WILLIAM S. GARNER, JR., and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to any securities, including Common Stock of said K N Energy, Inc., necessary or appropriate to be registered in connection with the merger of American Oil and Gas Corporation with KNE Acquisition Corporation, and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity of capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1994.

                                                 /s/  William J. Hybl
                                                      WILLIAM J. HYBL

                                                                    EXHIBIT 24.7

                           LIMITED POWER OF ATTORNEY
                                K N ENERGY, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of K N Energy, Inc. a Kansas corporation, does hereby make, constitute and appoint CHARLES W. BATTEY, LARRY D. HALL, E. WAYNE LUNDHAGEN, and WILLIAM S. GARNER, JR., and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to any securities, including Common Stock of said K N Energy, Inc., necessary or appropriate to be registered in connection with the merger of American Oil and Gas Corporation with KNE Acquisition Corporation, and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity of capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1994.

                                              /s/  Robert B. Daugherty
                                                   ROBERT B. DAUGHERTY

                                                                    EXHIBIT 24.8

                           LIMITED POWER OF ATTORNEY
                                K N ENERGY, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of K N Energy, Inc. a Kansas corporation, does hereby make, constitute and appoint CHARLES W. BATTEY, LARRY D. HALL, E. WAYNE LUNDHAGEN, and WILLIAM S. GARNER, JR., and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to any securities, including Common Stock of said K N Energy, Inc., necessary or appropriate to be registered in connection with the merger of American Oil and Gas Corporation with KNE Acquisition Corporation, and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity of capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1994.

                                                /s/  Robert Chitwood
                                                     ROBERT CHITWOOD

                                                                    EXHIBIT 24.9

                           LIMITED POWER OF ATTORNEY
                                K N ENERGY, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of K N Energy, Inc. a Kansas corporation, does hereby make, constitute and appoint CHARLES W. BATTEY, LARRY D. HALL, E. WAYNE LUNDHAGEN, and WILLIAM S. GARNER, JR., and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to any securities, including Common Stock of said K N Energy, Inc., necessary or appropriate to be registered in connection with the merger of American Oil and Gas Corporation with KNE Acquisition Corporation, and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity of capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1994.

                                                 /s/  Larry D. Hall
                                                      LARRY D. HALL

                                                                   EXHIBIT 24.10

                           LIMITED POWER OF ATTORNEY
                                K N ENERGY, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of K N Energy, Inc. a Kansas corporation, does hereby make, constitute and appoint CHARLES W. BATTEY, LARRY D. HALL, E. WAYNE LUNDHAGEN, and WILLIAM S. GARNER, JR., and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to any securities, including Common Stock of said K N Energy, Inc., necessary or appropriate to be registered in connection with the merger of American Oil and Gas Corporation with KNE Acquisition Corporation, and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity of capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of April, 1994.

                                               /s/  Charles W. Battey
                                                    CHARLES W. BATTEY